[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH SERIES

MFS(R) GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
                                                         Massachusetts Financial Services Company
Jeffrey L. Shames* - Chairman and Chief Executive        500 Boylston Street
Officer, MFS Investment Management(R)                    Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private investor and           DISTRIBUTOR
trustee                                                  MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+ - Private investor and real            Boston, MA 02116-3741
estate consultant; Vice Chairman, Capitol
Entertainment Management Company (video franchise)       INVESTOR SERVICE
                                                         MFS Service Center, Inc.
CHAIRMAN AND PRESIDENT                                   P.O. Box 2281
Jeffrey L. Shames*                                       Boston, MA 02107-9906

PORTFOLIO MANAGER                                        For additional information,
Stephen Pesek*                                           contact your investment professional.

TREASURER                                                CUSTODIAN
James O. Yost*                                           State Street Bank and Trust Company

ASSISTANT TREASURERS                                     WORLD WIDE WEB
Mark E. Bradley*                                         www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided a total return of 3.51%, including the reinvestment of any dividends. This compares to a -0.42% return over the same period for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P
500). The S&P 500 is a popular, unmanaged index of common stock performance. The series' return also compares to a 2.36% return for the average growth fund tracked by Lipper Inc., an independent firm that reports performance.

During a period that included dramatic market volatility, the series outperformed both its benchmark and a majority of its peers. We attribute that to several factors. First, we tend to be well diversified across both companies and sectors; we avoid taking very big positions in any individual holding. In our experience, that mitigates some of the volatility in a down market. Second, we cut back our technology holdings early in the first quarter of 2000 because some of these stocks reached the price targets we had set for them and others, we felt, had risen to overly high valuations. That helped us weather a correction that largely affected technology stocks. Third, we used the correction as an opportunity to add to our positions in what we view as some very good companies at bargain prices. Cisco Systems is one example.

Over the past six months, we think the likelihood of a slowdown in corporate earnings has risen with the Federal Reserve Board's (the Fed's) increases in interest rates. This has led us to increase the portfolio's diversification into sectors we believe may be less exposed to the economic cycle. Two examples are health care and business services.

We increased our weighting in health care stocks mainly by adding pharmaceutical holdings such as Pharmacia and Warner-Lambert. The portfolio profited handsomely when Warner-Lambert's stock rose on the news of its pending acquisition by Pfizer, which was completed in June, and Pfizer continues to be a significant holding. Short term, we expect there will continue to be a lot of rhetoric out of Washington regarding health care regulation, but in the long term we don't think that will seriously impact what our research indicates are strong earnings outlooks for our pharmaceutical holdings.

Business services companies provide services that enable larger companies to become more efficient by downsizing and outsourcing. Two examples are Computer Sciences, an information technology consulting firm, and Automatic Data Processing, which we feel is the market leader in payroll processing. In addition to their strong growth prospects, we think many business services companies offer relatively predictable, consistent revenues because much of their work tends to come from long-term contracts.

We continue to have a bullish long-term outlook for the portfolio's technology and telecommunications holdings, although in the short term we feel some of these companies could be sensitive to an economic slowdown. A look at current spending patterns around the world offers a reason for optimism. According to our research, spending on information technology is increasing in every area of the world, and in the United States spending this year is estimated to reach nearly 5% of gross domestic product. By comparison, however, Europe will spend about half of that figure, while Japan and other Asian countries will spend even less. We believe that in the long term these foreign economies will need to dramatically increase their technology spending in order to remain competitive with the United States -- and that a significant portion of that spending may go to companies in our portfolio that are already leaders of the communications and technology revolution, such as Cisco, Nortel, Corning, and Intel.

In describing our overall investment style and strategy, two phrases we often use are "sustainable competitive advantage" and "flexible and opportunistic." What we try to find for the portfolio are good businesses selling at reasonable valuations, and one of our definitions of a good business is one that exhibits a sustainable competitive advantage. Often that's a large market share; we tend to invest in businesses with very few competitors. A patented product is another form of competitive advantage; an example would be a pharmaceutical company with the most effective drug for a certain disease or condition. Lowest cost may be another form of sustainable competitive advantage.

Micron Technology, which became one of our top holdings during the period, offers an example. We believe the company has become a dominant global manufacturer of dynamic random access memory (DRAM) computer chips, which are essential components of computer hard drives, wireless phones, and other devices. According to our research, Micron's market share was about 8% in 1997 and is expected to reach nearly 20% this year; globally, it is one of the two lowest-cost producers. It is also the only DRAM manufacturer that has added significant production capacity since 1996, by acquiring a chip factory from Texas Instruments. Currently, demand for DRAM chips is outstripping supply; we feel this situation could continue for some time and lead to dramatic price increases. So we believe Micron has a sustainable competitive advantage as a result of being one of the lowest-cost producers and having a dominant market share of a product experiencing high demand.

Flexible and opportunistic are really two aspects of the same strategy. As long-term investors, we try to buy stocks we believe we can hold for three years or more. But we also recognize that the investing landscape changes daily and has become increasingly volatile in recent years, due largely to the instantaneous flow of large amounts of information. We try to be flexible and take advantage of the opportunities that the market presents, in part by purchasing stocks we believe have strong growth prospects over the long term but are undervalued over the short term -- perhaps because of some negative announcement or what we believe is a false rumor. Everything continues to be driven by our Original Research(SM); in many cases our analysts have identified companies we would like to invest in when a drop in their stock prices presents us with an opportunity.

    Respectfully,

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek is Senior Vice President of MFS Investment Management(R) and portfolio manager of Massachusetts Investors Growth Stock Fund, MFS(R) Core Growth Fund, and the Massachusetts Investors Growth Stock Series offered through MFS(R)/Sun Life annuity products. He is also a portfolio manager of MFS(R) Institutional Large Cap Growth Fund and MFS(R) Growth Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Pesek joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at a major investment management firm as an equity analyst. He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Class inception:  Initial Class  May 3, 1999
                  Service Class  May 1, 2000

Size: $61.9 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                    6 Months          1 Year           Life*
----------------------------------------------------------------------------
Cumulative Total Return               +3.51%         +26.34%         +44.92%
----------------------------------------------------------------------------
Average Annual Total Return             --           +26.34%         +37.73%
----------------------------------------------------------------------------

SERVICE CLASS
                                    6 Months          1 Year           Life*
----------------------------------------------------------------------------
Cumulative Total Return               +3.51%         +26.34%         +44.92%
----------------------------------------------------------------------------
Average Annual Total Return             --           +26.34%         +37.73%
----------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 3, 1999, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 92.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 83.9%
  Banks and Credit Companies - 0.5%
    Providian Financial Corp.                                            3,535             $    318,150
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Abbott Laboratories, Inc.                                           15,700             $    699,631
    Waters Corp.*                                                        3,090                  385,671
                                                                                           ------------
                                                                                           $  1,085,302
-------------------------------------------------------------------------------------------------------
  Business Machines - 2.1%
    Seagate Technology, Inc.*                                           10,300             $    566,500
    Sun Microsystems, Inc.*                                              8,300                  754,781
                                                                                           ------------
                                                                                           $  1,321,281
-------------------------------------------------------------------------------------------------------
  Business Services - 3.8%
    Automatic Data Processing, Inc.                                     14,000             $    749,875
    Bea Systems, Inc.*                                                   1,840                   90,965
    BISYS Group, Inc.*                                                   3,000                  184,500
    Computer Sciences Corp.*                                            10,020                  748,369
    First Data Corp.                                                     9,810                  486,821
    Fiserv, Inc.*                                                        2,580                  111,585
    Predictive Systems, Inc.*                                               35                    1,258
                                                                                           ------------
                                                                                           $  2,373,373
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.2%
    AirGate PCS, Inc.*                                                      25             $      1,314
    Motorola, Inc.                                                      10,106                  293,706
    Sprint Corp. (PCS Group)*                                           15,260                  907,970
    Voicestream Wireless Corp.*                                          1,200                  139,556
                                                                                           ------------
                                                                                           $  1,342,546
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.7%
    Compaq Computer Corp.                                                6,800             $    173,825
    Dell Computer Corp.*                                                17,300                  853,106
                                                                                           ------------
                                                                                           $  1,026,931
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.3%
    Mercury Interactive Corp.*                                           1,500             $    145,125
    Microsoft Corp.*                                                    23,990                1,919,200
                                                                                           ------------
                                                                                           $  2,064,325
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    EMC Corp.*                                                          11,080             $    852,468
    Metasolv Software, Inc.*                                                10                      440
                                                                                           ------------
                                                                                           $    852,908
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.8%
    BMC Software, Inc.*                                                  9,150             $    333,832
    Cadence Design Systems, Inc.*                                       19,630                  399,961
    Commerce One, Inc.*                                                  1,300                   58,988
    Computer Associates International, Inc.                              9,910                  507,268
    Comverse Technology, Inc.*                                           4,100                  381,300
    E.piphany, Inc.*                                                     1,200                  128,625
    Foundry Networks, Inc.*                                                800                   88,000
    I2 Technologies, Inc.*                                                 300                   31,280
    Oracle Corp.*                                                        9,430                  792,709
    Rational Software Corp.*                                             6,400                  594,800
    Siebel Systems, Inc.*                                                1,320                  215,902
    StorageNetworks, Inc.*                                                  80                       80
    VERITAS Software Corp.*                                                300                   33,905
                                                                                           ------------
                                                                                           $  3,573,790
-------------------------------------------------------------------------------------------------------
  Conglomerates - 2.5%
    Tyco International Ltd.                                             32,700             $  1,549,162
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Philip Morris Cos., Inc.                                             7,700             $    204,531
    Clorox Co.                                                           3,700                  165,806
    Gillette Co.                                                            10                      350
                                                                                           ------------
                                                                                           $    370,687
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.9%
    Capstone Turbine Corp.*                                                 70             $      3,154
    Emerson Electric Co.                                                 2,600                  156,975
    General Electric Co.                                                18,990                1,006,470
    Jabil Circuit, Inc.*                                                   100                    4,963
                                                                                           ------------
                                                                                           $  1,171,562
-------------------------------------------------------------------------------------------------------
  Electronics - 9.9%
    Altera Corp.*                                                        3,140             $    320,084
    Analog Devices, Inc.*                                                3,660                  278,160
    Applied Materials, Inc.*                                             1,500                  135,938
    Atmel Corp.*                                                         3,960                  146,025
    Flextronics International Ltd.*                                      9,662                  663,659
    Intel Corp.                                                         11,480                1,534,732
    Lam Research Corp.*                                                 10,660                  399,750
    LSI Logic Corp.*                                                    10,460                  566,147
    Marvell Technology Group Ltd.*                                         100                    5,700
    Micron Technology, Inc.*                                            17,700                1,558,706
    National Semiconductor Corp.*                                        8,850                  502,238
                                                                                           ------------
                                                                                           $  6,111,139
-------------------------------------------------------------------------------------------------------
  Energy - 0.3%
    Dynegy, Inc.                                                         2,600             $    177,613
-------------------------------------------------------------------------------------------------------
  Entertainment - 3.3%
    Gemstar International Group Ltd.*                                      160             $      9,832
    Harrah's Entertainment, Inc.*                                          210                    4,397
    Infinity Broadcasting Corp., "A"*                                    7,210                  262,714
    Radio Unica Communications Co.*                                         25                      175
    Time Warner, Inc.                                                    6,270                  476,520
    Univision Communications, Inc., "A"*                                 1,790                  185,265
    USA Networks, Inc.*                                                 15,600                  337,350
    Viacom, Inc., "B"*                                                  11,635                  793,362
                                                                                           ------------
                                                                                           $  2,069,615
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.2%
    American Express Co.                                                 3,140             $    163,672
    Associates First Capital Corp., "A"                                 12,300                  274,444
    Citigroup, Inc.                                                      9,980                  601,295
    Freddie Mac Corp.                                                   12,900                  522,450
    Morgan Stanley Dean Witter & Co.                                       400                   33,300
    State Street Corp.                                                   3,740                  396,674
                                                                                           ------------
                                                                                           $  1,991,835
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    AXA Financial, Inc.                                                 13,300             $    452,200
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.9%
    Anheuser-Busch Cos., Inc.                                            7,600             $    567,625
    Coca-Cola Co.                                                       10,900                  626,069
                                                                                           ------------
                                                                                           $  1,193,694
-------------------------------------------------------------------------------------------------------
  Healthcare - 0.5%
    HCA Healthcare Co.*                                                 11,200             $    340,200
-------------------------------------------------------------------------------------------------------
  Insurance - 3.0%
    American International Group, Inc.                                   7,377             $    866,797
    Hartford Financial Services Group, Inc.                              9,900                  553,781
    Lincoln National Corp.                                               3,760                  135,830
    Marsh & McLennan Cos., Inc.                                          2,900                  302,869
                                                                                           ------------
                                                                                           $  1,859,277
-------------------------------------------------------------------------------------------------------
  Internet - 2.4%
    Art Technology Group, Inc.*                                          1,000             $    100,937
    Cobalt Networks, Inc.*                                                  10                      579
    Data Return Corp.*                                                      25                      725
    Juniper Networks, Inc.*                                                700                  101,894
    Lifeminders, Inc.*                                                      10                      296
    Retek, Inc.*                                                            10                      320
    VeriSign, Inc.*                                                      7,340                1,295,510
                                                                                           ------------
                                                                                           $  1,500,261
-------------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                                    6,090             $    225,330
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.5%
    Alza Corp.*                                                          2,600             $    153,725
    American Home Products Corp.                                        18,095                1,063,081
    Bausch & Lomb, Inc.                                                  4,450                  344,319
    Baxter International, Inc.                                              85                    5,977
    Bristol-Myers Squibb Co.                                            10,380                  604,635
                                                                                           ------------
                                                                                           $  2,171,737
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.8%
    Cardinal Health, Inc.                                                  270             $     19,980
    Edwards Lifesciences Corp.*                                             17                      315
    Genzyme Corp.*                                                       1,000                   59,438
    PE Corp. - PE Biosystems Group                                       5,900                  388,662
                                                                                           ------------
                                                                                           $    468,395
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.5%
    Baker Hughes, Inc.                                                  17,100             $    547,200
    Global Marine, Inc.*                                                 9,900                  279,056
    Halliburton Co.                                                      9,330                  440,259
    Noble Drilling Corp.*                                                6,430                  264,836
                                                                                           ------------
                                                                                           $  1,531,351
-------------------------------------------------------------------------------------------------------
  Oils - 1.5%
    Apache Corp.                                                         1,320             $     77,633
    Coastal Corp.                                                        6,300                  383,512
    Transocean Sedco Forex, Inc.                                         8,290                  442,997
                                                                                           ------------
                                                                                           $    904,142
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 4.0%
    Pfizer, Inc.                                                        25,390             $  1,218,720
    Pharmacia Corp.                                                     20,379                1,053,339
    Sepracor, Inc.*                                                      1,600                  193,000
                                                                                           ------------
                                                                                           $  2,465,059
-------------------------------------------------------------------------------------------------------
  Retail - 2.2%
    CVS Corp.                                                           19,955             $    798,200
    Office Depot, Inc.*                                                  4,620                   28,875
    RadioShack Corp.                                                     8,540                  404,582
    Wal-Mart Stores, Inc.                                                2,600                  149,825
                                                                                           ------------
                                                                                           $  1,381,482
-------------------------------------------------------------------------------------------------------
  Supermarkets - 2.2%
    Kroger Co.*                                                         12,200             $    269,163
    Safeway, Inc.*                                                      24,060                1,085,707
                                                                                           ------------
                                                                                           $  1,354,870
-------------------------------------------------------------------------------------------------------
  Telecommunications - 11.4%
    Alltel Corp.                                                         2,300             $    142,456
    Amdocs Ltd.*                                                         2,550                  195,713
    American Tower Corp., "A"*                                          13,390                  558,196
    AT&T Corp., "A"*                                                    12,120                  293,910
    Cabletron Systems, Inc.*                                             4,360                  110,090
    Cisco Systems, Inc.*                                                27,180                1,727,629
    Corning, Inc.                                                        4,575                1,234,678
    Metromedia Fiber Network, Inc., "A"*                                17,440                  692,150
    NEXTEL Communications, Inc.*                                         6,100                  373,244
    Nextlink Communications, Inc., "A"*                                  8,700                  330,056
    NTL, Inc.*                                                           6,500                  389,187
    Tellabs, Inc.*                                                       4,500                  307,969
    UnitedGlobalCom, Inc.*                                               2,840                  132,770
    Vignette Corp.*                                                        600                   31,209
    WorldCom, Inc.*                                                     11,100                  509,212
                                                                                           ------------
                                                                                           $  7,028,469
-------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.9%
    Comcast Corp., "A"*                                                 13,890             $    562,545
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    AES Corp.*                                                          22,600             $  1,031,125
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Enron Corp.                                                            660             $     42,570
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $ 51,912,926
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.2%
  Bermuda - 0.9%
    Global Crossing Ltd. (Telecommunications)*                          21,850             $    574,928
-------------------------------------------------------------------------------------------------------
  Canada - 2.8%
    Nortel Networks Corp. (Telecommunications)                          25,160             $  1,717,170
-------------------------------------------------------------------------------------------------------
  Germany
    SAP AG, ADR (Computer Software - Systems)                               30             $      1,408
-------------------------------------------------------------------------------------------------------
  Israel - 0.9%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                                    2,500             $    529,375
-------------------------------------------------------------------------------------------------------
  Japan - 0.6%
    Fast Retailing Co. (Retail)                                            800             $    334,842
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Royal Dutch Petroleum Co. (Oils)                                    13,700             $    851,379
-------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Telefonaktiebolaget LM Ericsson AB (Telecommunications)              4,220             $     83,539
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    HSBC Holdings PLC (Banks and Credit Cos.)*                          12,300             $    140,561
    Vodafone AirTouch PLC (Telecommunications)*                        198,825                  802,983
                                                                                           ------------
                                                                                           $    943,544
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  5,036,185
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $53,887,709)                                                $ 56,949,111
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.2%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
      Federal Home Loan Bank, due 7/03/00, at Amortized
        Cost                                                           $ 5,071             $  5,069,149
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $58,956,858)                                           $ 62,018,260

Other Assets, Less Liabilities - (0.3)%                                                        (156,123)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $61,862,137
-------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $58,956,858)             $ 62,018,260
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         9,055,374
  Cash                                                                      545
  Foreign currency, at value (identified cost, $86)                          80
  Receivable for series shares sold                                     695,346
  Receivable for investments sold                                       712,030
  Dividends receivable                                                   18,505
                                                                   ------------
      Total assets                                                 $ 72,500,140
                                                                   ------------
Liabilities:
  Payable for series shares reacquired                             $      1,376
  Payable for investments purchased                                   1,579,726
  Collateral for securities loaned, at value                          9,055,374
  Payable to affiliates -
    Management fee                                                        1,247
    Reimbursement fee                                                       249
    Distribution fee                                                         31
                                                                   ------------
      Total liabilities                                            $ 10,638,003
                                                                   ------------
Net assets                                                         $ 61,862,137
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 58,314,685
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                                3,060,848
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                       448,223
  Accumulated undistributed net investment income                        38,381
                                                                   ------------
      Total                                                        $ 61,862,137
                                                                   ============
Shares of beneficial interest outstanding                           4,314,996
                                                                    =========
Initial Class:
  Net asset value per share
    (net assets of $55,891,107 / 3,898,303 shares of beneficial
    interest outstanding)                                             $14.34
                                                                      ======
Service Class:
  Net asset value per share
    (net asset of $5,971,030 / 416,693 shares of beneficial
    interest outstanding)                                             $14.33
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $    142,003
    Dividends                                                            72,759
    Foreign taxes withheld                                                 (972)
                                                                   ------------
      Total investment income                                      $    213,790
                                                                   ------------
  Expenses -
    Management fee                                                 $    138,255
    Trustees' compensation                                                1,090
    Shareholder servicing agent fee                                       6,452
    Distribution fee (Service Class)                                        772
    Administrative fee                                                    3,054
    Custodian fee                                                        12,139
    Printing                                                              4,237
    Auditing fees                                                        15,400
    Legal fees                                                              967
    Miscellaneous                                                           869
                                                                   ------------
      Total expenses                                               $    183,235
    Fees paid indirectly                                                   (698)
    Reduction of expenses by investment adviser                          (5,725)
                                                                   ------------
      Net expenses                                                 $    176,812
                                                                   ------------
        Net investment income                                      $     36,978
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $    575,996
    Foreign currency transactions                                        (7,907)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $    568,089
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $    650,304
    Translation of assets and liabilities in foreign currencies            (553)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $    649,751
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $  1,217,840
                                                                   ------------
          Increase in net assets from operations                   $  1,254,818
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                PERIOD ENDED*
                                                               JUNE 30, 2000            DECEMBER 31, 1999
                                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $     36,978                 $     25,464
  Net realized gain on investments and foreign currency
   transactions                                                      568,089                      203,087
  Net unrealized gain on investments and foreign
    currency translation                                             649,751                    2,411,097
                                                                ------------                 ------------
    Increase in net assets from operations                      $  1,254,818                 $  2,639,648
                                                                ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                            --                        (25,464)
  Net realized gain on investments and foreign currency
    transactions (Initial Class)                                    (282,095)                     (36,772)
  In excess of net investment income (Initial Class)                    --                         (2,683)
                                                                ------------                 ------------
      Total distributions declared to shareholders              $   (282,095)                $    (64,919)
                                                                ------------                 ------------
Net increase in net assets from series share
  transactions                                                  $ 42,000,186                 $ 16,314,499
                                                                ------------                 ------------
      Total increase in net assets                              $ 42,972,909                 $ 18,889,228
Net assets:
  At beginning of period                                          18,889,228                         --
                                                                ------------                 ------------
  At end of period (including accumulated undistributed
    net investment income of $38,381 and $1,403,
    respectively)                                               $ 61,862,137                 $ 18,889,228
                                                                ============                 ============

* For the period from the commencement of the series' investment operations, May 3, 1999, through
  December 31, 1999.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------
                                            SIX MONTHS ENDED     PERIOD ENDED
                                               JUNE 30, 2000     DECEMBER 31,
                                                 (UNAUDITED)            1999*
-----------------------------------------------------------------------------
                                              INITIAL CLASS
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                 $13.95           $10.00
                                                      ------           ------
Income from investment operations# -
  Net investment income(S)                            $ 0.01           $ 0.06
  Net realized and unrealized gain on investments
    and foreign currency                                0.48             3.94
                                                      ------           ------
    Total from investment operations                  $ 0.49           $ 4.00
                                                      ------           ------
Less distributions declared to shareholders -
  From net investment income                          $ --             $(0.02)
  From net realized gain on investments and foreign
    currency transactions                              (0.10)           (0.03)
  In excess of net investment income                    --                -- +++
                                                      ------           ------
    Total distributions declared to shareholders      $(0.10)          $(0.05)
                                                      ------           ------
Net asset value - end of period                       $14.34           $13.95
                                                      ======           ======
Total return                                            3.51%++         40.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.95%+           1.01%+
  Net investment income                                 0.20%+           0.71%+
Portfolio turnover                                       103%              73%
Net assets at end of period (000 omitted)             55,891          $18,889

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
         Net investment income                        $ 0.01           $ 0.02
         Ratios (to average net assets):
           Expenses##                                   0.98%+           1.47%+
           Net investment income                        0.17%+           0.25%+
    * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                 JUNE 30, 2000*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
                                                                  SERVICE CLASS
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $14.27
                                                                      ------
Income from investment operations# -
  Net investment income                                               $ --  +++
  Net realized and unrealized gain on investments and foreign
    currency                                                            0.06
                                                                      ------
  Total from investment operations                                    $ 0.06
                                                                      ------
Net asset value - end of period                                       $14.33
                                                                      ======
Total return                                                            3.51%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.15%+
  Net investment income                                                 0.01%+
Portfolio turnover                                                       103%
Net assets at end of period (000 omitted)                             $5,971

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                         $ --  +++
        Ratios (to average net assets):
          Expenses##                                                  1.18%+
          Net investment loss                                        (0.02)%+
    * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset
          arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 24 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $8,810,447. These loans were collateralized by U.S. Treasury securities of $18,308 and cash of $9,055,374 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                  SHARES              AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   9,055,374             $9,055,374

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $328 under this arrangement. This series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of this series. For the period, the series custodian fees were reduced by $370 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expense reimbursement fee was not greater than 0.25% of the daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses owed to MFS by the series amounted to $22,093.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan relating to Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee of 0.25% per annum of the its average daily net assets attributable to the Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                   PURCHASES            SALES
-----------------------------------------------------------------------------
U.S. government securities                       $   761,010      $   165,679
                                                 -----------      -----------
Investments (non-U.S. government securities)     $75,190,237      $33,964,472
                                                 -----------      -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $58,956,858
                                                                   -----------
Gross unrealized appreciation                                      $ 4,515,116
Gross unrealized depreciation                                       (1,453,714)
                                                                   -----------
    Net unrealized appreciation                                    $ 3,061,402
                                                                   ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class
                                       SIX MONTHS ENDED JUNE 30, 2000       PERIOD ENDED DECEMBER 31, 1999*
                                       ------------------------------       -------------------------------
                                           SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             2,740,769         $38,963,381         1,306,924         $17,118,606
Shares issued to shareholders in
  reinvestment of distributions            19,838             282,092            18,737             311,327
Shares reacquired                        (216,086)         (3,111,682)         (387,890)         (5,004,681)
                                        ---------         -----------         ---------         -----------
    Net increase                        2,544,521         $36,133,791           937,771         $12,425,252
                                        =========         ===========         =========         ===========

Service Class
                                         PERIOD ENDED JUNE 30, 2000**
                                         ----------------------------
                                           SHARES              AMOUNT
---------------------------------------------------------------------
Shares sold                               417,948         $ 5,884,745
Shares reacquired                          (1,255)            (18,350)
                                        ---------         -----------
    Net increase                          416,693         $ 5,866,395
                                        =========         ===========

 * For the period from the commencement of the series' investment operations, May 3, 1999, through
   December 31, 1999.
** For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $10. The series had no significant borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                            VGS-3  8/00   19.5M